UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2007
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-33784 (Commission File Number)	20-8084793 (I.R.S. Employer Identification No.)

1601 N.W. Expressway, Suite 1600 Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73118 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 753-5500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.
     On November 5, 2007, SandRidge Energy, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Lehman Brothers Inc., Goldman, Sachs & Co., and Banc of America Securities LLC, as representatives of the underwriters set forth on Schedule 1 thereto (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of an aggregate of 24,830,000 shares of the Company’s common stock, at a price of $26.00 per share ($24.44 per share, net of underwriting discount). In connection with the offering, the Company granted the Underwriters a 30-day option to purchase up to an aggregate of 3,679,500 additional shares from the Company at the same price. The Underwriters exercised this option in full on November 6, 2007. The Underwriting Agreement does not relate to the concurrent sale by the Company of 4,170,000 shares of common stock at a price of $26.00 per share to an entity controlled by Tom L. Ward, the Company’s Chairman, Chief Executive Officer and President.
     In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this current report and is incorporated herein by reference.
Item 7.01—Regulation FD Disclosure.
     On April 2, 2007, the Company issued a press release announcing that it had priced its initial public offering. A copy of the press release is furnished as Exhibit 99.1 to this current report and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 — Financial Statements and Exhibits.
     (d)      Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 5, 2007, by and among SandRidge Energy, Inc. and Lehman Brothers, Inc., Goldman Sachs & Co., and Banc of America Securities LLC, as representatives of the underwriters set forth on Schedule 1 thereto.

99.1	Press Release issued November 5, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
Date: November 7, 2007	By:	/s/ V. Bruce Thompson
V. Bruce Thompson
Senior Vice President—Legal and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 5, 2007, by and among SandRidge Energy, Inc. and Lehman Brothers, Inc., Goldman Sachs & Co., and Banc of America Securities LLC, as representatives of the underwriters set forth on Schedule 1 thereto.

99.1	Press Release issued November 5, 2007

4